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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


        Date of Report (Date of earliest Event reported) January 11, 2001


                          AMERICAN HOMESTAR CORPORATION
             (Exact name of registrant as specified in its charter)


             TEXAS                               0-24210                            76-0070846
(State or other jurisdiction of          (Commission File Number)       (IRS Employer Identification No.)
         incorporation)


       2450 SOUTH SHORE BOULEVARD, SUITE 300, LEAGUE CITY TEXAS, 77573
      (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (281) 334-9700



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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         On January 11, 2001, American Homestar Corporation (the "Company") and twenty-one (21) of its affiliates filed a voluntary petition for bankruptcy under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court of the Southern District of Texas, Galveston Division (the "Bankruptcy Court"). The consolidated caption is in re American Homestar Corporation, et al, Case No. 01-80017-G3-11. Pursuant to the bankruptcy filing, the Company and each of its affiliates will continue to operate their businesses and manage their affairs as debtors-in-possession. The Company issued a press release announcing the bankruptcy filing, a copy of which press release is attached hereto and incorporated herewith.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits:

         99.1     Press Release, dated January 11, 2001.





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                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    AMERICAN HOMESTAR CORPORATION


                                    By:  /s/ CRAIG A. REYNOLDS
                                        ---------------------------------------
                                             Craig A. Reynolds
                                    Title:   Secretary
                                           ------------------------------------

DATE:  January 23, 2001



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                                 EXHIBIT INDEX


EXHIBIT
NUMBER      DESCRIPTION
-------     -----------
  99.1      Press Release, dated January 11, 2001.